                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO DYNAMIC CREDIT OPPORTUNITIES
COUNSELOR SERIES TRUST)                 FUND
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO HIGH INCOME 2023 TARGET TERM
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO HIGH INCOME 2024 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS          FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO           INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS         TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO MUNICIPAL TRUST
AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO PENNSYLVANIA VALUE MUNICIPAL
TAX-EXEMPT FUNDS)                       INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO QUALITY MUNICIPAL INCOME TRUST
TREASURER'S SERIES TRUST)               INVESCO SECURITIES TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO SENIOR INCOME TRUST
VARIABLE INSURANCE FUNDS)               INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME      MUNICIPALS
TRUST II                                INVESCO TRUST FOR INVESTMENT GRADE NEW
INVESCO BOND FUND                       YORK MUNICIPALS
INVESCO CALIFORNIA VALUE MUNICIPAL      INVESCO VALUE MUNICIPAL INCOME TRUST
INCOME TRUST

      on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

      By:     /s/ Jeffrey Kupor
              --------------------------------------
      Title:  Senior Vice President

  INVESCO ADVISERS, INC.

  By:     /s/ Jeffrey Kupor
          --------------------------------------
  Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                                                 EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
------------------                  --------------------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund    Invesco will waive advisory fees in an amount equal to the      4/30/2014    06/30/2019
                                      advisory fees earned on underlying affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                                                     EXPIRATION
INVESTMENT FUNDS                                          WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
----------------                    --------------------------------------------------------------- -------------- ----------
Invesco Balanced-Risk Commodity       Invesco will waive advisory fees in an amount equal to the       02/24/15    06/30/2019
Strategy Fund                         advisory fees earned on underlying affiliated investments

Invesco Global Targeted Returns       Invesco will waive advisory fees in an amount equal to the      12/17/2013   06/30/2019
Fund                                  advisory fees earned on underlying affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                                                               EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
--------------------                --------------------------------------------------------------- -------------- ----------
Invesco Premier Portfolio           Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2018
                                    Fund's average daily net assets

Invesco Premier U.S. Government     Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2018
Money Portfolio                     Fund's average daily net assets

Invesco Premier Tax-Exempt          Invesco will waive advisory fees in the amount of 0.05% of the    06/01/2016   12/31/2018
Portfolio                           Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)


PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
---------                                ------------------- ----------------
Invesco American Franchise Fund          February 12, 2010    June 30, 2019
Invesco California Tax-Free Income Fund  February 12, 2010    June 30, 2019
Invesco Core Plus Bond Fund                 June 2, 2009      June 30, 2019
Invesco Equally-Weighted S&P 500 Fund    February 12, 2010    June 30, 2019
Invesco Equity and Income Fund           February 12, 2010    June 30, 2019
Invesco Floating Rate Fund                  July 1, 2007      June 30, 2019
Invesco Global Real Estate Income Fund      July 1, 2007      June 30, 2019
Invesco Growth and Income Fund           February 12, 2010    June 30, 2019
Invesco Low Volatility Equity Yield Fund    July 1, 2007      June 30, 2019
Invesco Pennsylvania Tax Free Income
  Fund                                   February 12, 2010    June 30, 2019
Invesco S&P 500 Index Fund               February 12, 2010    June 30, 2019
Invesco Short Duration High Yield
  Municipal Fund                         September 30, 2015   June 30, 2019
Invesco Small Cap Discovery Fund         February 12, 2010    June 30, 2019
Invesco Strategic Real Return Fund         April 30, 2014     June 30, 2019

                  AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
---------                                ------------------- ----------------
Invesco Charter Fund                        July 1, 2007      June 30, 2019
Invesco Diversified Dividend Fund           July 1, 2007      June 30, 2019
Invesco Summit Fund                         July 1, 2007      June 30, 2019

                   AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco European Small Company Fund         July 1, 2007      June 30, 2019
Invesco Global Core Equity Fund             July 1, 2007      June 30, 2019
Invesco International Small Company Fund    July 1, 2007      June 30, 2019
Invesco Small Cap Equity Fund               July 1, 2007      June 30, 2019

                 AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Alternative Strategies Fund       October 14, 2014    June 30, 2019
Invesco Convertible Securities Fund      February 12, 2010    June 30, 2019
Invesco Global Low Volatility Equity
  Yield Fund                                July 1, 2007      June 30, 2019
Invesco Mid Cap Core Equity Fund            July 1, 2007      June 30, 2019
Invesco Multi-Asset Inflation Fund        October 14, 2014    June 30, 2019
Invesco Quality Income Fund              February 12, 2010    June 30, 2019
Invesco Small Cap Growth Fund               July 1, 2007      June 30, 2019

    AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Asia Pacific Growth Fund            July 1, 2007      June 30, 2019
Invesco European Growth Fund                July 1, 2007      June 30, 2019
Invesco Global Growth Fund                  July 1, 2007      June 30, 2019
Invesco Global Opportunities Fund          August 3, 2012     June 30, 2019
Invesco Global Responsibility Equity
  Fund                                     June 30, 2016      June 30, 2019
Invesco Global Small & Mid Cap Growth
  Fund                                      July 1, 2007      June 30, 2019
Invesco International Companies Fund     December 21, 2015    June 30, 2019
Invesco International Core Equity Fund      July 1, 2007      June 30, 2019
Invesco International Growth Fund           July 1, 2007      June 30, 2019
Invesco Select Opportunities Fund          August 3, 2012     June 30, 2019

              AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco All Cap Market Neutral Fund      December 17, 2013    June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/    May 29, 2009      June 30, 2019
Invesco Balanced-Risk Commodity
  Strategy Fund/2/                       November 29, 2010    June 30, 2019
Invesco Developing Markets Fund             July 1, 2007      June 30, 2019
Invesco Emerging Markets Equity Fund        May 11, 2011      June 30, 2019
Invesco Emerging Markets Flexible Bond
  Fund/3/                                  June 14, 2010      June 30, 2019
Invesco Endeavor Fund                       July 1, 2007      June 30, 2019
Invesco Global Infrastructure Fund          May 2, 2014       June 30, 2019
Invesco Global Market Neutral Fund       December 17, 2013    June 30, 2019
Invesco Global Targeted Returns Fund/5/  December 17, 2013    June 30, 2019
Invesco Greater China Fund                  July 1, 2007      June 30, 2019
Invesco Health Care Fund                    July 1, 2007      June 30, 2019
Invesco Long/Short Equity Fund           December 17, 2013    June 30, 2019
Invesco Low Volatility Emerging Markets
  Fund                                   December 17, 2013    June 30, 2019
Invesco Macro Allocation Strategy
  Fund/4/                                September 25, 2012   June 30, 2019
Invesco MLP Fund                          August 29, 2014     June 30, 2019
Invesco Multi-Asset Income Fund/6/       December 13, 2011    June 30, 2019
Invesco Pacific Growth Fund              February 12, 2010    June 30, 2019
Invesco Select Companies Fund               July 1, 2007      June 30, 2019
Invesco U.S. Managed Volatility Fund     December 18, 2017    June 30, 2019
Invesco World Bond Fund                     July 1, 2007      June 30, 2019

   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Corporate Bond Fund              February 12, 2010    June 30, 2019
Invesco Global Real Estate Fund             July 1, 2007      June 30, 2019
Invesco Government Money Market Fund        July 1, 2007      June 30, 2019
Invesco High Yield Fund                     July 1, 2007      June 30, 2019
Invesco Real Estate Fund                    July 1, 2007      June 30, 2019
Invesco Short Duration Inflation
  Protected Fund                            July 1, 2007      June 30, 2019
Invesco Short Term Bond Fund                July 1, 2007      June 30, 2019
Invesco U.S. Government Fund                July 1, 2007      June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                  AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco American Value Fund              February 12, 2010   June 30, 2019
Invesco Comstock Fund                    February 12, 2010   June 30, 2019
Invesco Energy Fund                        July 1, 2007      June 30, 2019
Invesco Dividend Income Fund               July 1, 2007      June 30, 2019
Invesco Gold & Precious Metals Fund        July 1, 2007      June 30, 2019
Invesco Mid Cap Growth Fund              February 12, 2010   June 30, 2019
Invesco Small Cap Value Fund             February 12, 2010   June 30, 2019
Invesco Technology Fund                    July 1, 2007      June 30, 2019
Invesco Technology Sector Fund           February 12, 2010   June 30, 2019
Invesco Value Opportunities Fund         February 12, 2010   June 30, 2019

              AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco High Yield Municipal Fund        February 12, 2010   June 30, 2019
Invesco Intermediate Term Municipal
  Income Fund                            February 12, 2010   June 30, 2019
Invesco Municipal Income Fund            February 12, 2010   June 30, 2019
Invesco New York Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco Tax-Exempt Cash Fund               July 1, 2007      June 30, 2019
Invesco Limited Term Municipal Income
  Fund                                     July 1, 2007      June 30, 2019

      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco V.I. American Franchise Fund     February 12, 2010   June 30, 2019
Invesco V.I. American Value Fund         February 12, 2010   June 30, 2019
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                                December 22, 2010   June 30, 2019
Invesco V.I. Comstock Fund               February 12, 2010   June 30, 2019
Invesco V.I. Core Equity Fund              July 1, 2007      June 30, 2019
Invesco V.I. Core Plus Bond Fund          April 30, 2015     June 30, 2019
Invesco V.I. Diversified Dividend Fund   February 12, 2010   June 30, 2019
Invesco V.I. Equally-Weighted S&P 500
  Fund                                   February 12, 2010   June 30, 2019
Invesco V.I. Equity and Income Fund      February 12, 2010   June 30, 2019
Invesco V.I. Global Core Equity Fund     February 12, 2010   June 30, 2019
Invesco V.I. Global Real Estate Fund       July 1, 2007      June 30, 2019
Invesco V.I. Government Money Market
  Fund                                     July 1, 2007      June 30, 2019
Invesco V.I. Government Securities Fund    July 1, 2007      June 30, 2019
Invesco V.I. Growth and Income Fund      February 12, 2010   June 30, 2019
Invesco V.I. Health Care Fund              July 1, 2007      June 30, 2019
Invesco V.I. High Yield Fund               July 1, 2007      June 30, 2019
Invesco V.I. International Growth Fund     July 1, 2007      June 30, 2019
Invesco V.I. Managed Volatility Fund       July 1, 2007      June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund      July 1, 2007      June 30, 2019
Invesco V.I. Mid Cap Growth Fund         February 12, 2010   June 30, 2019
Invesco V.I. S&P 500 Index Fund          February 12, 2010   June 30, 2019
Invesco V.I. Small Cap Equity Fund         July 1, 2007      June 30, 2019
Invesco V.I. Technology Fund               July 1, 2007      June 30, 2019
Invesco V.I. Value Opportunities Fund      July 1, 2007      June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO EXCHANGE FUND

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Exchange Fund                    September 30, 2015   June 30, 2019

                          INVESCO SECURITIES TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund/8/                      January 16, 2013    June 30, 2019

                          INVESCO MANAGEMENT TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Conservative Income Fund            July 1, 2014      June 30, 2019

                              CLOSED-END FUNDS

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Advantage Municipal Income
  Trust II                                  May 15, 2012      June 30, 2019
Invesco Bond Fund                         August 26, 2015     June 30, 2019
Invesco California Value Municipal
  Income Trust                              May 15, 2012      June 30, 2019
Invesco Dynamic Credit Opportunities
  Fund                                      May 15, 2012      June 30, 2019
Invesco High Income 2023 Target Term
  Fund                                   November 28, 20016   June 30, 2019
Invesco High Income 2024 Target Term
  Fund                                   November 30, 2017    June 30, 2019
Invesco High Income Trust II                May 15, 2012      June 30, 2019
Invesco Municipal Income Opportunities
  Trust                                   August 26, 2015     June 30, 2019
Invesco Municipal Opportunity Trust         May 15, 2012      June 30, 2019
Invesco Municipal Trust                     May 15, 2012      June 30, 2019
Invesco Pennsylvania Value Municipal
  Income Trust                              May 15, 2012      June 30, 2019
Invesco Quality Municipal Income Trust    August 26, 2015     June 30, 2019
Invesco Senior Income Trust                 May 15, 2012      June 30, 2019
Invesco Trust for Investment Grade
  Municipals                                May 15, 2012      June 30, 2019
Invesco Trust for Investment Grade New
  York Municipals                           May 15, 2012      June 30, 2019
Invesco Value Municipal Income Trust        June 1, 2010      June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO DYNAMIC CREDIT OPPORTUNITIES
COUNSELOR SERIES TRUST)                 FUND
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO HIGH INCOME 2023 TARGET TERM
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO HIGH INCOME 2024 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS          FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO           INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS         TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO MUNICIPAL TRUST
AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO PENNSYLVANIA VALUE MUNICIPAL
TAX-EXEMPT FUNDS)                       INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO QUALITY MUNICIPAL INCOME TRUST
TREASURER'S SERIES TRUST)               INVESCO SECURITIES TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO SENIOR INCOME TRUST
VARIABLE INSURANCE FUNDS)               INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME      MUNICIPALS
TRUST II                                INVESCO TRUST FOR INVESTMENT GRADE NEW
INVESCO BOND FUND                       YORK MUNICIPALS
INVESCO CALIFORNIA VALUE MUNICIPAL      INVESCO VALUE MUNICIPAL INCOME TRUST
INCOME TRUST

      on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              --------------------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              --------------------------------------
      Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                                                 EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
------------------                  --------------------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund    Invesco will waive advisory fees in an amount equal to the      4/30/2014    06/30/2019
                                      advisory fees earned on underlying affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                                                     EXPIRATION
INVESTMENT FUNDS                                          WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
----------------                    --------------------------------------------------------------- -------------- ----------
Invesco Balanced-Risk Commodity       Invesco will waive advisory fees in an amount equal to the       02/24/15    06/30/2019
Strategy Fund                         advisory fees earned on underlying affiliated investments

Invesco Global Targeted Returns       Invesco will waive advisory fees in an amount equal to the      12/17/2013   06/30/2019
Fund                                  advisory fees earned on underlying affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                                                               EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
--------------------                --------------------------------------------------------------- -------------- ----------
Invesco Premier Portfolio           Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2018
                                    Fund's average daily net assets

Invesco Premier U.S. Government     Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2018
Money Portfolio                     Fund's average daily net assets

Invesco Premier Tax-Exempt          Invesco will waive advisory fees in the amount of 0.05% of the    06/01/2016   12/31/2018
Portfolio                           Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                               COMMITTED
PORTFOLIO                                  EFFECTIVE DATE        UNTIL
---------                                ------------------- --------------
Invesco American Franchise Fund          February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund  February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                 June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund    February 12, 2010   June 30, 2019
Invesco Equity and Income Fund           February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                  July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund      July 1, 2007     June 30, 2019
Invesco Growth and Income Fund           February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income
  Fund                                   February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund               February 12, 2010   June 30, 2019
Invesco Short Duration High Yield
  Municipal Fund                         September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund         February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund         April 30, 2014    June 30, 2019

                 AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                               COMMITTED
PORTFOLIO                                  EFFECTIVE DATE        UNTIL
---------                                ------------------- --------------
Invesco Charter Fund                        July 1, 2007     June 30, 2019
Invesco Diversified Dividend Fund           July 1, 2007     June 30, 2019
Invesco Summit Fund                         July 1, 2007     June 30, 2019

                  AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                               COMMITTED
FUND                                       EFFECTIVE DATE        UNTIL
----                                     ------------------- --------------
Invesco European Small Company Fund         July 1, 2007     June 30, 2019
Invesco Global Core Equity Fund             July 1, 2007     June 30, 2019
Invesco International Small Company Fund    July 1, 2007     June 30, 2019
Invesco Small Cap Equity Fund               July 1, 2007     June 30, 2019

                AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                               COMMITTED
FUND                                       EFFECTIVE DATE        UNTIL
----                                     ------------------- --------------
Invesco Alternative Strategies Fund       October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund      February 12, 2010   June 30, 2019
Invesco Global Low Volatility Equity
Yield Fund                                  July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund            July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund        October 14, 2014   June 30, 2019
Invesco Quality Income Fund              February 12, 2010   June 30, 2019
Invesco Small Cap Growth Fund               July 1, 2007     June 30, 2019

   AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                               COMMITTED
FUND                                       EFFECTIVE DATE        UNTIL
----                                     ------------------- --------------
Invesco Asia Pacific Growth Fund            July 1, 2007     June 30, 2019
Invesco European Growth Fund                July 1, 2007     June 30, 2019
Invesco Global Growth Fund                  July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund          August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity
  Fund                                     June 30, 2016     June 30, 2019
Invesco Global Small & Mid Cap Growth
  Fund                                      July 1, 2007     June 30, 2019
Invesco International Companies Fund     December 21, 2015   June 30, 2019
Invesco International Core Equity Fund      July 1, 2007     June 30, 2019
Invesco International Growth Fund           July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund          August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco All Cap Market Neutral Fund      December 17, 2013    June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/    May 29, 2009      June 30, 2019
Invesco Balanced-Risk Commodity
  Strategy Fund/2/                       November 29, 2010    June 30, 2019
Invesco Developing Markets Fund             July 1, 2007      June 30, 2019
Invesco Emerging Markets Equity Fund        May 11, 2011      June 30, 2019
Invesco Emerging Markets Flexible Bond
  Fund/3/                                  June 14, 2010      June 30, 2019
Invesco Endeavor Fund                       July 1, 2007      June 30, 2019
Invesco Global Health Care Fund             July 1, 2007      June 30, 2019
Invesco Global Infrastructure Fund          May 2, 2014       June 30, 2019
Invesco Global Market Neutral Fund       December 17, 2013    June 30, 2019
Invesco Global Targeted Returns Fund/5/  December 17, 2013    June 30, 2019
Invesco Greater China Fund                  July 1, 2007      June 30, 2019
Invesco Long/Short Equity Fund           December 17, 2013    June 30, 2019
Invesco Low Volatility Emerging Markets
  Fund                                   December 17, 2013    June 30, 2019
Invesco Macro Allocation Strategy
  Fund/4/                                September 25, 2012   June 30, 2019
Invesco MLP Fund                          August 29, 2014     June 30, 2019
Invesco Multi-Asset Income Fund/6/       December 13, 2011    June 30, 2019
Invesco Pacific Growth Fund              February 12, 2010    June 30, 2019
Invesco Select Companies Fund               July 1, 2007      June 30, 2019
Invesco World Bond Fund                     July 1, 2007      June 30, 2019
Invesco U.S. Managed Volatility Fund     December 18, 2017    June 30, 2019

   AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Corporate Bond Fund              February 12, 2010    June 30, 2019
Invesco Global Real Estate Fund             July 1, 2007      June 30, 2019
Invesco Government Money Market Fund        July 1, 2007      June 30, 2019
Invesco High Yield Fund                     July 1, 2007      June 30, 2019
Invesco Real Estate Fund                    July 1, 2007      June 30, 2019
Invesco Short Duration Inflation
  Protected Fund                            July 1, 2007      June 30, 2019
Invesco Short Term Bond Fund                July 1, 2007      June 30, 2019
Invesco U.S. Government Fund                July 1, 2007      June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                  AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco American Value Fund              February 12, 2010   June 30, 2019
Invesco Comstock Fund                    February 12, 2010   June 30, 2019
Invesco Energy Fund                        July 1, 2007      June 30, 2019
Invesco Dividend Income Fund               July 1, 2007      June 30, 2019
Invesco Gold & Precious Metals Fund        July 1, 2007      June 30, 2019
Invesco Mid Cap Growth Fund              February 12, 2010   June 30, 2019
Invesco Small Cap Value Fund             February 12, 2010   June 30, 2019
Invesco Technology Fund                    July 1, 2007      June 30, 2019
Invesco Technology Sector Fund           February 12, 2010   June 30, 2019
Invesco Value Opportunities Fund         February 12, 2010   June 30, 2019

              AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco High Yield Municipal Fund        February 12, 2010   June 30, 2019
Invesco Intermediate Term Municipal
  Income Fund                            February 12, 2010   June 30, 2019
Invesco Municipal Income Fund            February 12, 2010   June 30, 2019
Invesco New York Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco Tax-Exempt Cash Fund               July 1, 2007      June 30, 2019
Invesco Limited Term Municipal Income
  Fund                                     July 1, 2007      June 30, 2019

      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ----------------
Invesco V.I. American Franchise Fund     February 12, 2010   June 30, 2019
Invesco V.I. American Value Fund         February 12, 2010   June 30, 2019
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                                December 22, 2010   June 30, 2019
Invesco V.I. Comstock Fund               February 12, 2010   June 30, 2019
Invesco V.I. Core Equity Fund              July 1, 2007      June 30, 2019
Invesco V.I. Core Plus Bond Fund          April 30, 2015     June 30, 2019
Invesco V.I. Diversified Dividend Fund   February 12, 2010   June 30, 2019
Invesco V.I. Equally-Weighted S&P 500
  Fund                                   February 12, 2010   June 30, 2019
Invesco V.I. Equity and Income Fund      February 12, 2010   June 30, 2019
Invesco V.I. Global Core Equity Fund     February 12, 2010   June 30, 2019
Invesco V.I. Global Health Care Fund       July 1, 2007      June 30, 2019
Invesco V.I. Global Real Estate Fund       July 1, 2007      June 30, 2019
Invesco V.I. Government Money Market
  Fund                                     July 1, 2007      June 30, 2019
Invesco V.I. Government Securities Fund    July 1, 2007      June 30, 2019
Invesco V.I. Growth and Income Fund      February 12, 2010   June 30, 2019
Invesco V.I. High Yield Fund               July 1, 2007      June 30, 2019
Invesco V.I. International Growth Fund     July 1, 2007      June 30, 2019
Invesco V.I. Managed Volatility Fund       July 1, 2007      June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund      July 1, 2007      June 30, 2019
Invesco V.I. Mid Cap Growth Fund         February 12, 2010   June 30, 2019
Invesco V.I. S&P 500 Index Fund          February 12, 2010   June 30, 2019
Invesco V.I. Small Cap Equity Fund         July 1, 2007      June 30, 2019
Invesco V.I. Technology Fund               July 1, 2007      June 30, 2019
Invesco V.I. Value Opportunities Fund      July 1, 2007      June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO EXCHANGE FUND

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Exchange Fund                    September 30, 2015   June 30, 2019

                          INVESCO SECURITIES TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund/8/                      January 16, 2013    June 30, 2019

                          INVESCO MANAGEMENT TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Conservative Income Fund            July 1, 2014      June 30, 2019

                              CLOSED-END FUNDS

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------- ----------------
Invesco Advantage Municipal Income
  Trust II                                  May 15, 2012      June 30, 2019
Invesco Bond Fund                         August 26, 2015     June 30, 2019
Invesco California Value Municipal
  Income Trust                              May 15, 2012      June 30, 2019
Invesco Dynamic Credit Opportunities
  Fund                                      May 15, 2012      June 30, 2019
Invesco High Income 2023 Target Term
  Fund                                   November 28, 20016   June 30, 2019
Invesco High Income 2024 Target Term
  Fund                                   November 30, 2017    June 30, 2019
Invesco High Income Trust II                May 15, 2012      June 30, 2019
Invesco Municipal Income Opportunities
  Trust                                   August 26, 2015     June 30, 2019
Invesco Municipal Opportunity Trust         May 15, 2012      June 30, 2019
Invesco Municipal Trust                     May 15, 2012      June 30, 2019
Invesco Pennsylvania Value Municipal
  Income Trust                              May 15, 2012      June 30, 2019
Invesco Quality Municipal Income Trust    August 26, 2015     June 30, 2019
Invesco Senior Income Trust                 May 15, 2012      June 30, 2019
Invesco Trust for Investment Grade
  Municipals                                May 15, 2012      June 30, 2019
Invesco Trust for Investment Grade New
  York Municipals                           May 15, 2012      June 30, 2019
Invesco Value Municipal Income Trust        June 1, 2010      June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ Jeffrey Kupor
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ Jeffrey Kupor
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
     Class A Shares                           Contractual    2.00%       July 1, 2013      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2013      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class R6 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%      April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
     Class A Shares                           Contractual    0.75%    December 16, 2016  December 31, 2018
     Class B Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class C Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class R Shares                           Contractual    1.00%    December 16, 2016  December 31, 2018
     Class R5 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class R6 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class Y Shares                           Contractual    0.50%    December 16, 2016  December 31, 2018

Invesco Equally-Weighted S&P 500 Fund
     Class A Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R5 Shares                          Contractual    1.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
     Class A Shares                           Contractual    1.50%      April 14, 2006     June 30, 2018
     Class C Shares                           Contractual    2.00%      April 14, 2006     June 30, 2018
     Class R Shares                           Contractual    1.75%      April 14, 2006     June 30, 2018
     Class R5 Shares                          Contractual    1.25%      April 14, 2006     June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%     October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
     Class A Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2009      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                              ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018
     Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
     Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal
  Fund
     Class A Shares                               Contractual         0.79%         September 30, 2015 December 31, 2018
     Class C Shares                               Contractual         1.54%         September 30, 2015 December 31, 2018
     Class R5 Shares                              Contractual         0.54%         September 30, 2015 December 31, 2018
     Class R6 Shares                              Contractual         0.54%           April 4, 2017    December 31, 2018
     Class Y Shares                               Contractual         0.54%         September 30, 2015 December 31, 2018

Invesco Small Cap Discovery Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
     Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2018
     Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2018
     Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco Charter Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%    September 24, 2012 June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
     Class A Shares                            Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2013    June 30, 2018
     Investor Class Shares                     Contractual    2.00%       July 1, 2013    June 30, 2018

Invesco Summit Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class P Shares                            Contractual    1.85%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%      April 4, 2017    June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
     Class A Shares                            Contractual    1.22%     January 1, 2017   April 30, 2019
     Class B Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class C Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class R Shares                            Contractual    1.47%     January 1, 2017   April 30, 2019
     Class R5 Shares                           Contractual    0.97%     January 1, 2017   April 30, 2019
     Class R6 Shares                           Contractual    0.97%      April 4, 2017    April 30, 2019
     Class Y Shares                            Contractual    0.97%     January 1, 2017   April 30, 2019

Invesco International Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    2.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%    September 24, 2012 June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Small Cap Equity Fund
     Class A Shares                              Contractual         2.00%            July 1, 2009    June 30, 2018
     Class B Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class C Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class R Shares                              Contractual         2.25%            July 1, 2009    June 30, 2018
     Class R5 Shares                             Contractual         1.75%            July 1, 2009    June 30, 2018
     Class R6 Shares                             Contractual         1.75%         September 24, 2012 June 30, 2018
     Class Y Shares                              Contractual         1.75%            July 1, 2009    June 30, 2018

                                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
     Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2019
     Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2019
     Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Conservative Allocation Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.40%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
     Class A Shares                                   Contractual    2.00%       May 1, 2016     June 30, 2018
     Class B Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class C Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class R Shares                                   Contractual    2.25%       May 1, 2016     June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       May 1, 2016     June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.90%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Income Allocation Fund
     Class A Shares                         Contractual         0.25%            May 1, 2012      April 30, 2019
     Class B Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class C Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class R Shares                         Contractual         0.50%            May 1, 2012      April 30, 2019
     Class R5 Shares                        Contractual         0.00%            May 1, 2012      April 30, 2019
     Class R6 Shares                        Contractual         0.00%           April 4, 2017     April 30, 2019
     Class Y Shares                         Contractual         0.00%            May 1, 2012      April 30, 2019

Invesco International Allocation Fund
     Class A Shares                         Contractual         2.25%            May 1, 2012       June 30, 2018
     Class B Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class C Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class R Shares                         Contractual         2.50%            May 1, 2012       June 30, 2018
     Class R5 Shares                        Contractual         2.00%            May 1, 2012       June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            May 1, 2012       June 30, 2018

Invesco Mid Cap Core Equity Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Moderate Allocation Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R Shares                         Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class S Shares                         Contractual         1.40%            July 1, 2012      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Multi-Asset Inflation Fund
     Class A Shares                         Contractual  1.02% less net AFFE*  January 1, 2017    April 30, 2019
     Class C Shares                         Contractual  1.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R Shares                         Contractual  1.27% less net AFFE*  January 1, 2017    April 30, 2019
     Class R5 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R6 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class Y Shares                         Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------- ----------------- -----------------
Invesco Peak Retirement(TM) 2025 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Peak Retirement(TM) 2065 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) Now Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Quality Income Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Small Cap Growth Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.00%            July 1, 2009      June 30, 2018

                    AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco European Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.50%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.25%            July 1, 2009      June 30, 2018

Invesco Global Growth Fund
     Class A Shares                         Contractual         1.22%          January 1, 2017   February 28, 2019
     Class B Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class C Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class R5 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class R6 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class Y Shares                         Contractual         0.97%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------
Invesco Global Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2009      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
     Class A Shares                              Contractual    0.85%      June 30, 2016   February 28, 2019
     Class C Shares                              Contractual    1.60%      June 30, 2016   February 28, 2019
     Class R Shares                              Contractual    1.10%      June 30, 2016   February 28, 2019
     Class R5 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class R6 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class Y Shares                              Contractual    0.60%      June 30, 2016   February 28, 2019

Invesco International Companies Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019

Invesco International Core Equity Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class B Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019
     Investor Class Shares                       Contractual    1.12%     January 1, 2017  February 28, 2019

Invesco International Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2013      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class R Shares                              Contractual    2.50%      July 1, 2013      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                   ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
     Class A Shares                                    Contractual    1.50%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.25%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.75%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.25%     January 1, 2017   February 28, 2019

Invesco Balanced-Risk Allocation Fund/2/
     Class A Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
     Class A Shares                                    Contractual    2.00%       July 1, 2014      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2014      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2014      June 30, 2018

Invesco Developing Markets Fund
     Class A Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    2.00%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
     Class A Shares                                    Contractual    1.33%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.08%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.58%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.08%     January 1, 2017   February 28, 2019

Invesco Emerging Markets Flexible Bond Fund
     Class A Shares                                    Contractual    1.24%      June 14, 2010    February 28, 2019
     Class B Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class C Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class R Shares                                    Contractual    1.49%      June 14, 2010    February 28, 2019
     Class R5 Shares                                   Contractual    0.99%      June 14, 2010    February 28, 2019
     Class R6 Shares                                   Contractual    0.99%    September 24, 2012 February 28, 2019
     Class Y Shares                                    Contractual    0.99%      June 14, 2010    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                          ------------ -------------------- ------------------ -----------------
Invesco Endeavor Fund
     Class A Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
     Class A Shares                           Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual         1.75%            July 1, 2012      June 30, 2018
     Class Y Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
     Investor Class Shares                    Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
     Class A Shares                           Contractual         1.28%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.03%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.53%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.03%          January 1, 2017   February 28, 2019

Invesco Global Market Neutral Fund
     Class A Shares                           Contractual         1.50%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.25%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.75%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.25%          January 1, 2017   February 28, 2019

Invesco Global Targeted Returns Fund/4/
     Class A Shares                           Contractual  1.44% less net AFFE*  January 1, 2017   February 28, 2019
     Class C Shares                           Contractual  2.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R Shares                           Contractual  1.69% less net AFFE*  January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019

Invesco Greater China Fund
     Class A Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         2.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
     Class A Shares                           Contractual         1.59%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.34%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.84%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.34%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Low Volatility Emerging Markets Fund
     Class A Shares                                Contractual    1.33%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.08%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.58%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.08%     January 1, 2017  February 28, 2019

Invesco MLP Fund
     Class A Shares                                Contractual    1.28%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.03%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.53%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.03%     January 1, 2017  February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
     Class A Shares                                Contractual    1.44%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.19%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.69%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.19%     January 1, 2017  February 28, 2019

Invesco Multi-Asset Income Fund
     Class A Shares                                Contractual    0.85%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    1.60%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.10%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    0.60%     January 1, 2017  February 28, 2019

Invesco Pacific Growth Fund
     Class A Shares                                Contractual    2.25%      July 1, 2012      June 30, 2018
     Class B Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class C Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class R Shares                                Contractual    2.50%      July 1, 2012      June 30, 2018
     Class R5 Shares                               Contractual    2.00%      July 1, 2012      June 30, 2018
     Class R6 Shares                               Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    2.00%      July 1, 2012      June 30, 2018

Invesco Select Companies Fund
     Class A Shares                                Contractual    2.00%      July 1, 2009      June 30, 2018
     Class B Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class C Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class R Shares                                Contractual    2.25%      July 1, 2009      June 30, 2018
     Class R5 Shares                               Contractual    1.75%      July 1, 2009      June 30, 2018
     Class R6 Shares                               Contractual    1.75%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    1.75%      July 1, 2009      June 30, 2018

Invesco U.S. Managed Volatility Fund
     Class R6 Shares                               Contractual    0.15%    December 18, 2017 December 31, 2019

Invesco World Bond Fund
     Class A Shares                                Contractual    0.94%    December 1, 2016  February 28, 2019
     Class B Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class C Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class R5 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class R6 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class Y Shares                                Contractual    0.69%    December 1, 2016  February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                  ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco High Yield Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2013    June 30, 2018

Invesco Short Duration Inflation Protected Fund
     Class A Shares                                   Contractual    0.55%    December 31, 2015  June 30, 2018
     Class A2 Shares                                  Contractual    0.45%    December 31, 2015  June 30, 2018
     Class R5 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class R6 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class Y Shares                                   Contractual    0.30%    December 31, 2015  June 30, 2018

Invesco Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
     Class A Shares                                   Contractual    1.40%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual   1.75%/6/     July 1, 2013    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco American Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2013    June 30, 2018

Invesco Comstock Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

Invesco Energy Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
     Class A Shares                       Contractual    2.00%    September 1, 2016  June 30, 2018
     Class B Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class C Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class R5 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class Y Shares                       Contractual    1.75%    September 1, 2016  June 30, 2018
     Investor Class Shares                Contractual    2.00%    September 1, 2016  June 30, 2018

Invesco Gold & Precious Metals Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
     Class A Shares                       Contractual    2.00%      August 1, 2015   June 30, 2018
     Class B Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class C Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class R Shares                       Contractual    2.25%      August 1, 2015   June 30, 2018
     Class R5 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class R6 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class Y Shares                       Contractual    1.75%      August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%     February 7, 2017  June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco Technology Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
     Class A Shares                                   Contractual    2.00%    February 12, 2010 June 30, 2018
     Class B Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class C Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class Y Shares                                   Contractual    1.75%    February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

Invesco Intermediate Term Municipal Income Fund
     Class A Shares                                   Contractual    0.84%      July 1, 2016    June 30, 2018
     Class B Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class C Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class R6 Shares                                  Contractual    0.59%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    0.59%      July 1, 2016    June 30, 2018

Invesco Municipal Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2013    June 30, 2018
     Investor Class                                   Contractual    1.50%      July 15, 2013   June 30, 2018

Invesco New York Tax Free Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.


                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Limited Term Municipal Income Fund
     Class A Shares                                    Contractual    1.50%      July 1, 2012      June 30, 2018
     Class A2 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.25%      June 30, 2013     June 30, 2018
     Class R5 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.25%      April 4, 2017     June 30, 2018
     Class Y Shares                                    Contractual    1.25%      July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
     Class A Shares                                    Contractual    0.40%      April 2, 2018    April 30, 2019
     Institutional Class                               Contractual    0.30%     January 1, 2018  December 31, 2018

                                          INVESCO SECURITIES TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund       Contractual    0.94%     January 1, 2017  February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS /1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------

Invesco Government & Agency Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Liquid Assets Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.38%      June 1, 2016    December 31, 2018

Invesco STIC Prime Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
     Cash Management Class                       Contractual    0.28%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.23%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.20%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.75%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.45%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.07%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.36%      June 1, 2016    December 31, 2018

Invesco Treasury Obligations Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.43%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Treasury Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                    CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
     Series I Shares                                Contractual         2.00%           July 1, 2014    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
     Series I Shares                                Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2019
     Series II Shares                               Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2019

Invesco V.I. Comstock Fund
     Series I Shares                                Contractual         0.78%           May 1, 2013     April 30, 2019
     Series II Shares                               Contractual         1.03%           May 1, 2013     April 30, 2019

Invesco V.I. Core Equity Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
     Series I Shares                                Contractual         0.61%          April 30, 2015   April 30, 2019
     Series II Shares                               Contractual         0.86%          April 30, 2015   April 30, 2019

Invesco V.I. Diversified Dividend Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
     Series I Shares                                Contractual         1.50%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
     Series I Shares                                Contractual         2.25%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
     Series I Shares                            Contractual    0.78%      May 1. 2013     April 30, 2019
     Series II Shares                           Contractual    1.03%      May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
     Series I Shares                            Contractual    1.50%      May 1, 2014     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
     Series I Shares                            Contractual    2.25%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.50%      July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
     Series I Shares                            Contractual    2.00%      May 1, 2015     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
     Series I Shares                            Contractual    2.00%      July 1, 2014    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
     Series I Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ Jeffrey Kupor
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ Jeffrey Kupor
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
     Class A Shares                           Contractual    2.00%       July 1, 2013      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2013      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class R6 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%      April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
     Class A Shares                           Contractual    0.75%    December 16, 2016  December 31, 2018
     Class B Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class C Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class R Shares                           Contractual    1.00%    December 16, 2016  December 31, 2018
     Class R5 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class R6 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class Y Shares                           Contractual    0.50%    December 16, 2016  December 31, 2018

Invesco Equally-Weighted S&P 500 Fund
     Class A Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R5 Shares                          Contractual    1.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
     Class A Shares                           Contractual    1.50%      April 14, 2006     June 30, 2018
     Class C Shares                           Contractual    2.00%      April 14, 2006     June 30, 2018
     Class R Shares                           Contractual    1.75%      April 14, 2006     June 30, 2018
     Class R5 Shares                          Contractual    1.25%      April 14, 2006     June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%     October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
     Class A Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2009      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                              ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018
     Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
     Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal
  Fund
     Class A Shares                               Contractual         0.79%         September 30, 2015 December 31, 2018
     Class C Shares                               Contractual         1.54%         September 30, 2015 December 31, 2018
     Class R5 Shares                              Contractual         0.54%         September 30, 2015 December 31, 2018
     Class R6 Shares                              Contractual         0.54%           April 4, 2017    December 31, 2018
     Class Y Shares                               Contractual         0.54%         September 30, 2015 December 31, 2018

Invesco Small Cap Discovery Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
     Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2018
     Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2018
     Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco Charter Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%    September 24, 2012 June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
     Class A Shares                            Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2013    June 30, 2018
     Investor Class Shares                     Contractual    2.00%       July 1, 2013    June 30, 2018

Invesco Summit Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class P Shares                            Contractual    1.85%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%      April 4, 2017    June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
     Class A Shares                            Contractual    1.22%     January 1, 2017   April 30, 2019
     Class B Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class C Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class R Shares                            Contractual    1.47%     January 1, 2017   April 30, 2019
     Class R5 Shares                           Contractual    0.97%     January 1, 2017   April 30, 2019
     Class R6 Shares                           Contractual    0.97%      April 4, 2017    April 30, 2019
     Class Y Shares                            Contractual    0.97%     January 1, 2017   April 30, 2019

Invesco International Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    2.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%    September 24, 2012 June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Small Cap Equity Fund
     Class A Shares                              Contractual         2.00%            July 1, 2009    June 30, 2018
     Class B Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class C Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class R Shares                              Contractual         2.25%            July 1, 2009    June 30, 2018
     Class R5 Shares                             Contractual         1.75%            July 1, 2009    June 30, 2018
     Class R6 Shares                             Contractual         1.75%         September 24, 2012 June 30, 2018
     Class Y Shares                              Contractual         1.75%            July 1, 2009    June 30, 2018

                                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
     Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2019
     Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2019
     Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Conservative Allocation Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.40%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
     Class A Shares                                   Contractual    2.00%       May 1, 2016     June 30, 2018
     Class B Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class C Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class R Shares                                   Contractual    2.25%       May 1, 2016     June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       May 1, 2016     June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.90%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Income Allocation Fund
     Class A Shares                         Contractual         0.25%            May 1, 2012      April 30, 2019
     Class B Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class C Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class R Shares                         Contractual         0.50%            May 1, 2012      April 30, 2019
     Class R5 Shares                        Contractual         0.00%            May 1, 2012      April 30, 2019
     Class R6 Shares                        Contractual         0.00%           April 4, 2017     April 30, 2019
     Class Y Shares                         Contractual         0.00%            May 1, 2012      April 30, 2019

Invesco International Allocation Fund
     Class A Shares                         Contractual         2.25%            May 1, 2012       June 30, 2018
     Class B Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class C Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class R Shares                         Contractual         2.50%            May 1, 2012       June 30, 2018
     Class R5 Shares                        Contractual         2.00%            May 1, 2012       June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            May 1, 2012       June 30, 2018

Invesco Mid Cap Core Equity Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Moderate Allocation Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R Shares                         Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class S Shares                         Contractual         1.40%            July 1, 2012      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Multi-Asset Inflation Fund
     Class A Shares                         Contractual  1.02% less net AFFE*  January 1, 2017    April 30, 2019
     Class C Shares                         Contractual  1.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R Shares                         Contractual  1.27% less net AFFE*  January 1, 2017    April 30, 2019
     Class R5 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R6 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class Y Shares                         Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------- ----------------- -----------------
Invesco Peak Retirement(TM) 2025 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Peak Retirement(TM) 2065 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) Now Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Quality Income Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Small Cap Growth Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.00%            July 1, 2009      June 30, 2018

                    AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco European Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.50%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.25%            July 1, 2009      June 30, 2018

Invesco Global Growth Fund
     Class A Shares                         Contractual         1.22%          January 1, 2017   February 28, 2019
     Class B Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class C Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class R5 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class R6 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class Y Shares                         Contractual         0.97%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------
Invesco Global Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2009      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
     Class A Shares                              Contractual    0.85%      June 30, 2016   February 28, 2019
     Class C Shares                              Contractual    1.60%      June 30, 2016   February 28, 2019
     Class R Shares                              Contractual    1.10%      June 30, 2016   February 28, 2019
     Class R5 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class R6 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class Y Shares                              Contractual    0.60%      June 30, 2016   February 28, 2019

Invesco International Companies Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019

Invesco International Core Equity Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class B Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019
     Investor Class Shares                       Contractual    1.12%     January 1, 2017  February 28, 2019

Invesco International Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2013      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class R Shares                              Contractual    2.50%      July 1, 2013      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                   ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
     Class A Shares                                    Contractual    1.50%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.25%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.75%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.25%     January 1, 2017   February 28, 2019

Invesco Balanced-Risk Allocation Fund/2/
     Class A Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
     Class A Shares                                    Contractual    2.00%       July 1, 2014      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2014      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2014      June 30, 2018

Invesco Developing Markets Fund
     Class A Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    2.00%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
     Class A Shares                                    Contractual    1.33%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.08%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.58%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.08%     January 1, 2017   February 28, 2019

Invesco Emerging Markets Flexible Bond Fund
     Class A Shares                                    Contractual    1.24%      June 14, 2010    February 28, 2019
     Class B Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class C Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class R Shares                                    Contractual    1.49%      June 14, 2010    February 28, 2019
     Class R5 Shares                                   Contractual    0.99%      June 14, 2010    February 28, 2019
     Class R6 Shares                                   Contractual    0.99%    September 24, 2012 February 28, 2019
     Class Y Shares                                    Contractual    0.99%      June 14, 2010    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                          ------------ -------------------- ------------------ -----------------
Invesco Endeavor Fund
     Class A Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Health Care Fund
     Class A Shares                           Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual         1.75%            July 1, 2012      June 30, 2018
     Class Y Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
     Investor Class Shares                    Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
     Class A Shares                           Contractual         1.28%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.03%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.53%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.03%          January 1, 2017   February 28, 2019

Invesco Global Market Neutral Fund
     Class A Shares                           Contractual         1.50%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.25%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.75%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.25%          January 1, 2017   February 28, 2019

Invesco Global Targeted Returns Fund/4/
     Class A Shares                           Contractual  1.44% less net AFFE*  January 1, 2017   February 28, 2019
     Class C Shares                           Contractual  2.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R Shares                           Contractual  1.69% less net AFFE*  January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019

Invesco Greater China Fund
     Class A Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         2.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
     Class A Shares                           Contractual         1.59%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.34%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.84%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.34%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Low Volatility Emerging Markets Fund
     Class A Shares                                Contractual    1.33%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.08%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.58%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.08%     January 1, 2017  February 28, 2019

Invesco MLP Fund
     Class A Shares                                Contractual    1.28%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.03%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.53%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.03%     January 1, 2017  February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
     Class A Shares                                Contractual    1.44%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.19%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.69%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.19%     January 1, 2017  February 28, 2019

Invesco Multi-Asset Income Fund
     Class A Shares                                Contractual    0.85%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    1.60%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.10%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    0.60%     January 1, 2017  February 28, 2019

Invesco Pacific Growth Fund
     Class A Shares                                Contractual    2.25%      July 1, 2012      June 30, 2018
     Class B Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class C Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class R Shares                                Contractual    2.50%      July 1, 2012      June 30, 2018
     Class R5 Shares                               Contractual    2.00%      July 1, 2012      June 30, 2018
     Class R6 Shares                               Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    2.00%      July 1, 2012      June 30, 2018

Invesco Select Companies Fund
     Class A Shares                                Contractual    2.00%      July 1, 2009      June 30, 2018
     Class B Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class C Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class R Shares                                Contractual    2.25%      July 1, 2009      June 30, 2018
     Class R5 Shares                               Contractual    1.75%      July 1, 2009      June 30, 2018
     Class R6 Shares                               Contractual    1.75%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    1.75%      July 1, 2009      June 30, 2018

Invesco U.S. Managed Volatility Fund
     Class R6 Shares                               Contractual    0.15%    December 18, 2017 December 31, 2019

Invesco World Bond Fund
     Class A Shares                                Contractual    0.94%    December 1, 2016  February 28, 2019
     Class B Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class C Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class R5 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class R6 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class Y Shares                                Contractual    0.69%    December 1, 2016  February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                  ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco High Yield Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2013    June 30, 2018

Invesco Short Duration Inflation Protected Fund
     Class A Shares                                   Contractual    0.55%    December 31, 2015  June 30, 2018
     Class A2 Shares                                  Contractual    0.45%    December 31, 2015  June 30, 2018
     Class R5 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class R6 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class Y Shares                                   Contractual    0.30%    December 31, 2015  June 30, 2018

Invesco Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
     Class A Shares                                   Contractual    1.40%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual   1.75%/6/     July 1, 2013    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco American Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2013    June 30, 2018

Invesco Comstock Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

Invesco Energy Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
     Class A Shares                       Contractual    2.00%    September 1, 2016  June 30, 2018
     Class B Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class C Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class R5 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class Y Shares                       Contractual    1.75%    September 1, 2016  June 30, 2018
     Investor Class Shares                Contractual    2.00%    September 1, 2016  June 30, 2018

Invesco Gold & Precious Metals Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
     Class A Shares                       Contractual    2.00%      August 1, 2015   June 30, 2018
     Class B Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class C Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class R Shares                       Contractual    2.25%      August 1, 2015   June 30, 2018
     Class R5 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class R6 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class Y Shares                       Contractual    1.75%      August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%     February 7, 2017  June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco Technology Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
     Class A Shares                                   Contractual    2.00%    February 12, 2010 June 30, 2018
     Class B Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class C Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class Y Shares                                   Contractual    1.75%    February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

Invesco Intermediate Term Municipal Income Fund
     Class A Shares                                   Contractual    0.84%      July 1, 2016    June 30, 2018
     Class B Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class C Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class R6 Shares                                  Contractual    0.59%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    0.59%      July 1, 2016    June 30, 2018

Invesco Municipal Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2013    June 30, 2018
     Investor Class                                   Contractual    1.50%      July 15, 2013   June 30, 2018

Invesco New York Tax Free Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.


                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Limited Term Municipal Income Fund
     Class A Shares                                    Contractual    1.50%      July 1, 2012      June 30, 2018
     Class A2 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.25%      June 30, 2013     June 30, 2018
     Class R5 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.25%      April 4, 2017     June 30, 2018
     Class Y Shares                                    Contractual    1.25%      July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
     Class A Shares                                    Contractual    0.40%      April 2, 2018    April 30, 2019
     Institutional Class                               Contractual    0.30%     January 1, 2018  December 31, 2018

                                          INVESCO SECURITIES TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund       Contractual    0.94%     January 1, 2017  February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS /1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------

Invesco Government & Agency Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Liquid Assets Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.38%      June 1, 2016    December 31, 2018

Invesco STIC Prime Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
     Cash Management Class                       Contractual    0.28%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.23%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.20%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.75%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.45%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.07%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.36%      June 1, 2016    December 31, 2018

Invesco Treasury Obligations Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.43%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Treasury Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                    CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
     Series I Shares                                Contractual         2.00%           July 1, 2014    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
     Series I Shares                                Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2019
     Series II Shares                               Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2019

Invesco V.I. Comstock Fund
     Series I Shares                                Contractual         0.78%           May 1, 2013     April 30, 2019
     Series II Shares                               Contractual         1.03%           May 1, 2013     April 30, 2019

Invesco V.I. Core Equity Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
     Series I Shares                                Contractual         0.61%          April 30, 2015   April 30, 2019
     Series II Shares                               Contractual         0.86%          April 30, 2015   April 30, 2019

Invesco V.I. Diversified Dividend Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
     Series I Shares                                Contractual         1.50%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
     Series I Shares                                Contractual         2.25%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Health Care Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
     Series I Shares                            Contractual    0.78%      May 1. 2013     April 30, 2019
     Series II Shares                           Contractual    1.03%      May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
     Series I Shares                            Contractual    1.50%      May 1, 2014     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
     Series I Shares                            Contractual    2.25%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.50%      July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
     Series I Shares                            Contractual    2.00%      May 1, 2015     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
     Series I Shares                            Contractual    2.00%      July 1, 2014    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
     Series I Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
     Class A Shares                           Contractual    2.00%       July 1, 2013      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2013      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2013      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class R6 Shares                          Contractual    1.75%       July 1, 2013      June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%      April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
     Class A Shares                           Contractual    0.75%    December 16, 2016  December 31, 2018
     Class B Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class C Shares                           Contractual    1.50%    December 16, 2016  December 31, 2018
     Class R Shares                           Contractual    1.00%    December 16, 2016  December 31, 2018
     Class R5 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class R6 Shares                          Contractual    0.50%    December 16, 2016  December 31, 2018
     Class Y Shares                           Contractual    0.50%    December 16, 2016  December 31, 2018

Invesco Equally-Weighted S&P 500 Fund
     Class A Shares                           Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
     Class A Shares                           Contractual    1.50%       July 1, 2012      June 30, 2018
     Class B Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class C Shares                           Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R Shares                           Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R5 Shares                          Contractual    1.25%       July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%       July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
     Class A Shares                           Contractual    1.50%      April 14, 2006     June 30, 2018
     Class C Shares                           Contractual    2.00%      April 14, 2006     June 30, 2018
     Class R Shares                           Contractual    1.75%      April 14, 2006     June 30, 2018
     Class R5 Shares                          Contractual    1.25%      April 14, 2006     June 30, 2018
     Class R6 Shares                          Contractual    1.25%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.25%     October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
     Class A Shares                           Contractual    2.00%       July 1, 2009      June 30, 2018
     Class B Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class C Shares                           Contractual    2.75%       July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual    1.75%       July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual    1.75%       July 1, 2009      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                              ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018
     Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
     Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal
  Fund
     Class A Shares                               Contractual         0.79%         September 30, 2015 December 31, 2018
     Class C Shares                               Contractual         1.54%         September 30, 2015 December 31, 2018
     Class R5 Shares                              Contractual         0.54%         September 30, 2015 December 31, 2018
     Class R6 Shares                              Contractual         0.54%           April 4, 2017    December 31, 2018
     Class Y Shares                               Contractual         0.54%         September 30, 2015 December 31, 2018

Invesco Small Cap Discovery Fund
     Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
     Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2018
     Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2018
     Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018
     Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2018

See page 18 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco Charter Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%    September 24, 2012 June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
     Class A Shares                            Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                            Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                           Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2013    June 30, 2018
     Investor Class Shares                     Contractual    2.00%       July 1, 2013    June 30, 2018

Invesco Summit Fund
     Class A Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    2.75%       July 1, 2009    June 30, 2018
     Class P Shares                            Contractual    1.85%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                            Contractual    1.90%    September 25, 2009 June 30, 2018
     Class Y Shares                            Contractual    1.75%       July 1, 2009    June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%      April 4, 2017    June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
     Class A Shares                            Contractual    1.22%     January 1, 2017   April 30, 2019
     Class B Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class C Shares                            Contractual    1.97%     January 1, 2017   April 30, 2019
     Class R Shares                            Contractual    1.47%     January 1, 2017   April 30, 2019
     Class R5 Shares                           Contractual    0.97%     January 1, 2017   April 30, 2019
     Class R6 Shares                           Contractual    0.97%      April 4, 2017    April 30, 2019
     Class Y Shares                            Contractual    0.97%     January 1, 2017   April 30, 2019

Invesco International Small Company Fund
     Class A Shares                            Contractual    2.25%       July 1, 2009    June 30, 2018
     Class B Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class C Shares                            Contractual    3.00%       July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual    2.00%       July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual    2.00%    September 24, 2012 June 30, 2018
     Class Y Shares                            Contractual    2.00%       July 1, 2009    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Small Cap Equity Fund
     Class A Shares                              Contractual         2.00%            July 1, 2009    June 30, 2018
     Class B Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class C Shares                              Contractual         2.75%            July 1, 2009    June 30, 2018
     Class R Shares                              Contractual         2.25%            July 1, 2009    June 30, 2018
     Class R5 Shares                             Contractual         1.75%            July 1, 2009    June 30, 2018
     Class R6 Shares                             Contractual         1.75%         September 24, 2012 June 30, 2018
     Class Y Shares                              Contractual         1.75%            July 1, 2009    June 30, 2018

                                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
     Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2019
     Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2019
     Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019
     Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2019
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2019
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2019
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2019
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2019
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2019
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2019
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2019
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
     Class A Shares                                   Contractual    0.25%     November 4, 2009  April 30, 2019
     Class AX Shares                                  Contractual    0.25%    February 12, 2010  April 30, 2019
     Class B Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class C Shares                                   Contractual    1.00%     November 4, 2009  April 30, 2019
     Class CX Shares                                  Contractual    1.00%    February 12, 2010  April 30, 2019
     Class R Shares                                   Contractual    0.50%     November 4, 2009  April 30, 2019
     Class R5 Shares                                  Contractual    0.00%     November 4, 2009  April 30, 2019
     Class R6 Shares                                  Contractual    0.00%    September 24, 2012 April 30, 2019
     Class RX Shares                                  Contractual    0.50%    February 12, 2010  April 30, 2019
     Class Y Shares                                   Contractual    0.00%     November 4, 2009  April 30, 2019

Invesco Conservative Allocation Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.40%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
     Class A Shares                                   Contractual    2.00%       May 1, 2016     June 30, 2018
     Class B Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class C Shares                                   Contractual    2.75%       May 1, 2016     June 30, 2018
     Class R Shares                                   Contractual    2.25%       May 1, 2016     June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       May 1, 2016     June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual    1.90%       July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Income Allocation Fund
     Class A Shares                         Contractual         0.25%            May 1, 2012      April 30, 2019
     Class B Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class C Shares                         Contractual         1.00%            May 1, 2012      April 30, 2019
     Class R Shares                         Contractual         0.50%            May 1, 2012      April 30, 2019
     Class R5 Shares                        Contractual         0.00%            May 1, 2012      April 30, 2019
     Class R6 Shares                        Contractual         0.00%           April 4, 2017     April 30, 2019
     Class Y Shares                         Contractual         0.00%            May 1, 2012      April 30, 2019

Invesco International Allocation Fund
     Class A Shares                         Contractual         2.25%            May 1, 2012       June 30, 2018
     Class B Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class C Shares                         Contractual         3.00%            May 1, 2012       June 30, 2018
     Class R Shares                         Contractual         2.50%            May 1, 2012       June 30, 2018
     Class R5 Shares                        Contractual         2.00%            May 1, 2012       June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            May 1, 2012       June 30, 2018

Invesco Mid Cap Core Equity Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Moderate Allocation Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R Shares                         Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class S Shares                         Contractual         1.40%            July 1, 2012      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Multi-Asset Inflation Fund
     Class A Shares                         Contractual  1.02% less net AFFE*  January 1, 2017    April 30, 2019
     Class C Shares                         Contractual  1.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R Shares                         Contractual  1.27% less net AFFE*  January 1, 2017    April 30, 2019
     Class R5 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class R6 Shares                        Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019
     Class Y Shares                         Contractual  0.77% less net AFFE*  January 1, 2017    April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                        ------------ -------------------- ----------------- -----------------
Invesco Peak Retirement(TM) 2025 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017 December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017 December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017 December 31, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Peak Retirement(TM) 2065 Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) Now Fund
     Class A Shares                         Contractual  0.81% less net AFFE* December 18, 2017  December 31, 2019
     Class C Shares                         Contractual  1.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R Shares                         Contractual  1.06% less net AFFE* December 18, 2017  December 31, 2019
     Class R5 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class R6 Shares                        Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019
     Class Y Shares                         Contractual  0.56% less net AFFE* December 18, 2017  December 31, 2019

Invesco Quality Income Fund
     Class A Shares                         Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                         Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                        Contractual         1.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                        Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco Small Cap Growth Fund
     Class A Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                        Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                         Contractual         1.75%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.00%            July 1, 2009      June 30, 2018

                    AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                        ------------ -------------------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco European Growth Fund
     Class A Shares                         Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                         Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R Shares                         Contractual         2.50%            July 1, 2009      June 30, 2018
     Class R6 Shares                        Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                         Contractual         2.00%            July 1, 2009      June 30, 2018
     Investor Class Shares                  Contractual         2.25%            July 1, 2009      June 30, 2018

Invesco Global Growth Fund
     Class A Shares                         Contractual         1.22%          January 1, 2017   February 28, 2019
     Class B Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class C Shares                         Contractual         1.97%          January 1, 2017   February 28, 2019
     Class R5 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class R6 Shares                        Contractual         0.97%          January 1, 2017   February 28, 2019
     Class Y Shares                         Contractual         0.97%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------
Invesco Global Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2009      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2009      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2009      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
     Class A Shares                              Contractual    0.85%      June 30, 2016   February 28, 2019
     Class C Shares                              Contractual    1.60%      June 30, 2016   February 28, 2019
     Class R Shares                              Contractual    1.10%      June 30, 2016   February 28, 2019
     Class R5 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class R6 Shares                             Contractual    0.60%      June 30, 2016   February 28, 2019
     Class Y Shares                              Contractual    0.60%      June 30, 2016   February 28, 2019

Invesco International Companies Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019

Invesco International Core Equity Fund
     Class A Shares                              Contractual    1.12%     January 1, 2017  February 28, 2019
     Class B Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.87%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.37%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.87%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.87%     January 1, 2017  February 28, 2019
     Investor Class Shares                       Contractual    1.12%     January 1, 2017  February 28, 2019

Invesco International Growth Fund
     Class A Shares                              Contractual    2.25%      July 1, 2013      June 30, 2018
     Class B Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class C Shares                              Contractual    3.00%      July 1, 2013      June 30, 2018
     Class R Shares                              Contractual    2.50%      July 1, 2013      June 30, 2018
     Class R5 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class R6 Shares                             Contractual    2.00%      July 1, 2013      June 30, 2018
     Class Y Shares                              Contractual    2.00%      July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
     Class A Shares                              Contractual    1.02%     January 1, 2017  February 28, 2019
     Class C Shares                              Contractual    1.77%     January 1, 2017  February 28, 2019
     Class R Shares                              Contractual    1.27%     January 1, 2017  February 28, 2019
     Class R5 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class R6 Shares                             Contractual    0.77%     January 1, 2017  February 28, 2019
     Class Y Shares                              Contractual    0.77%     January 1, 2017  February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                   ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
     Class A Shares                                    Contractual    1.50%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.25%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.75%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.25%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.25%     January 1, 2017   February 28, 2019

Invesco Balanced-Risk Allocation Fund/2/
     Class A Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
     Class A Shares                                    Contractual    2.00%       July 1, 2014      June 30, 2018
     Class B Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class C Shares                                    Contractual    2.75%       July 1, 2014      June 30, 2018
     Class R Shares                                    Contractual    2.25%       July 1, 2014      June 30, 2018
     Class R5 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class R6 Shares                                   Contractual    1.75%       July 1, 2014      June 30, 2018
     Class Y Shares                                    Contractual    1.75%       July 1, 2014      June 30, 2018

Invesco Developing Markets Fund
     Class A Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    3.00%       July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual    2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    2.00%    September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
     Class A Shares                                    Contractual    1.33%     January 1, 2017   February 28, 2019
     Class C Shares                                    Contractual    2.08%     January 1, 2017   February 28, 2019
     Class R Shares                                    Contractual    1.58%     January 1, 2017   February 28, 2019
     Class R5 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class R6 Shares                                   Contractual    1.08%     January 1, 2017   February 28, 2019
     Class Y Shares                                    Contractual    1.08%     January 1, 2017   February 28, 2019

Invesco Emerging Markets Flexible Bond Fund
     Class A Shares                                    Contractual    1.24%      June 14, 2010    February 28, 2019
     Class B Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class C Shares                                    Contractual    1.99%      June 14, 2010    February 28, 2019
     Class R Shares                                    Contractual    1.49%      June 14, 2010    February 28, 2019
     Class R5 Shares                                   Contractual    0.99%      June 14, 2010    February 28, 2019
     Class R6 Shares                                   Contractual    0.99%    September 24, 2012 February 28, 2019
     Class Y Shares                                    Contractual    0.99%      June 14, 2010    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                          ------------ -------------------- ------------------ -----------------
Invesco Endeavor Fund
     Class A Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2009      June 30, 2018
     Class R Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         1.75%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual         1.75%            July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
     Class A Shares                           Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                           Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual         1.75%            July 1, 2012      June 30, 2018
     Class Y Shares                           Contractual         1.75%           April 4, 2017      June 30, 2018
     Investor Class Shares                    Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
     Class A Shares                           Contractual         1.28%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.03%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.53%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.03%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.03%          January 1, 2017   February 28, 2019

Invesco Global Market Neutral Fund
     Class A Shares                           Contractual         1.50%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.25%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.75%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.25%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.25%          January 1, 2017   February 28, 2019

Invesco Global Targeted Returns Fund/4/
     Class A Shares                           Contractual  1.44% less net AFFE*  January 1, 2017   February 28, 2019
     Class C Shares                           Contractual  2.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R Shares                           Contractual  1.69% less net AFFE*  January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual  1.19% less net AFFE*  January 1, 2017   February 28, 2019

Invesco Greater China Fund
     Class A Shares                           Contractual         2.25%            July 1, 2009      June 30, 2018
     Class B Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class C Shares                           Contractual         3.00%            July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual         2.00%            July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual         2.00%           April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual         2.00%            July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
     Class A Shares                           Contractual         1.59%          January 1, 2017   February 28, 2019
     Class C Shares                           Contractual         2.34%          January 1, 2017   February 28, 2019
     Class R Shares                           Contractual         1.84%          January 1, 2017   February 28, 2019
     Class R5 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class R6 Shares                          Contractual         1.34%          January 1, 2017   February 28, 2019
     Class Y Shares                           Contractual         1.34%          January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- -----------------
Invesco Low Volatility Emerging Markets Fund
     Class A Shares                                Contractual    1.33%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.08%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.58%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.08%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.08%     January 1, 2017  February 28, 2019

Invesco MLP Fund
     Class A Shares                                Contractual    1.28%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.03%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.53%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.03%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.03%     January 1, 2017  February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
     Class A Shares                                Contractual    1.44%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    2.19%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.69%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    1.19%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    1.19%     January 1, 2017  February 28, 2019

Invesco Multi-Asset Income Fund
     Class A Shares                                Contractual    0.85%     January 1, 2017  February 28, 2019
     Class C Shares                                Contractual    1.60%     January 1, 2017  February 28, 2019
     Class R Shares                                Contractual    1.10%     January 1, 2017  February 28, 2019
     Class R5 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class R6 Shares                               Contractual    0.60%     January 1, 2017  February 28, 2019
     Class Y Shares                                Contractual    0.60%     January 1, 2017  February 28, 2019

Invesco Pacific Growth Fund
     Class A Shares                                Contractual    2.25%      July 1, 2012      June 30, 2018
     Class B Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class C Shares                                Contractual    3.00%      July 1, 2012      June 30, 2018
     Class R Shares                                Contractual    2.50%      July 1, 2012      June 30, 2018
     Class R5 Shares                               Contractual    2.00%      July 1, 2012      June 30, 2018
     Class R6 Shares                               Contractual    2.00%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    2.00%      July 1, 2012      June 30, 2018

Invesco Select Companies Fund
     Class A Shares                                Contractual    2.00%      July 1, 2009      June 30, 2018
     Class B Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class C Shares                                Contractual    2.75%      July 1, 2009      June 30, 2018
     Class R Shares                                Contractual    2.25%      July 1, 2009      June 30, 2018
     Class R5 Shares                               Contractual    1.75%      July 1, 2009      June 30, 2018
     Class R6 Shares                               Contractual    1.75%      April 4, 2017     June 30, 2018
     Class Y Shares                                Contractual    1.75%      July 1, 2009      June 30, 2018

Invesco U.S. Managed Volatility Fund
     Class R6 Shares                               Contractual    0.15%    December 18, 2017 December 31, 2019

Invesco World Bond Fund
     Class A Shares                                Contractual    0.94%    December 1, 2016  February 28, 2019
     Class B Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class C Shares                                Contractual    1.69%    December 1, 2016  February 28, 2019
     Class R5 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class R6 Shares                               Contractual    0.69%    December 1, 2016  February 28, 2019
     Class Y Shares                                Contractual    0.69%    December 1, 2016  February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                  ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018

Invesco Global Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2009    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2009    June 30, 2018

Invesco High Yield Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2013    June 30, 2018

Invesco Short Duration Inflation Protected Fund
     Class A Shares                                   Contractual    0.55%    December 31, 2015  June 30, 2018
     Class A2 Shares                                  Contractual    0.45%    December 31, 2015  June 30, 2018
     Class R5 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class R6 Shares                                  Contractual    0.30%    December 31, 2015  June 30, 2018
     Class Y Shares                                   Contractual    0.30%    December 31, 2015  June 30, 2018

Invesco Real Estate Fund
     Class A Shares                                   Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%       July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
     Class A Shares                                   Contractual    1.40%       July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual   1.75%/6/     July 1, 2013    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%       July 1, 2013    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
     Class A Shares                                   Contractual    1.50%       July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%       July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual    1.25%       July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    1.50%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco American Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2013    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2013    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2013    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class R6 Shares                      Contractual    1.75%       July 1, 2013    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2013    June 30, 2018

Invesco Comstock Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R Shares                       Contractual    2.25%       July 1, 2012    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 24, 2012 June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

Invesco Energy Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R5 Shares                      Contractual    1.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
     Class A Shares                       Contractual    2.00%    September 1, 2016  June 30, 2018
     Class B Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class C Shares                       Contractual    2.75%    September 1, 2016  June 30, 2018
     Class R5 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class R6 Shares                      Contractual    1.75%    September 1, 2016  June 30, 2018
     Class Y Shares                       Contractual    1.75%    September 1, 2016  June 30, 2018
     Investor Class Shares                Contractual    2.00%    September 1, 2016  June 30, 2018

Invesco Gold & Precious Metals Fund
     Class A Shares                       Contractual    2.00%       July 1, 2009    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual    1.75%      April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual    2.00%       July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
     Class A Shares                       Contractual    2.00%      August 1, 2015   June 30, 2018
     Class B Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class C Shares                       Contractual    2.75%      August 1, 2015   June 30, 2018
     Class R Shares                       Contractual    2.25%      August 1, 2015   June 30, 2018
     Class R5 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class R6 Shares                      Contractual    1.75%      August 1, 2015   June 30, 2018
     Class Y Shares                       Contractual    1.75%      August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
     Class A Shares                       Contractual    2.00%       July 1, 2012    June 30, 2018
     Class B Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class C Shares                       Contractual    2.75%       July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual    1.75%     February 7, 2017  June 30, 2018
     Class Y Shares                       Contractual    1.75%       July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco Technology Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018
     Investor Class Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
     Class A Shares                                   Contractual    2.00%    February 12, 2010 June 30, 2018
     Class B Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class C Shares                                   Contractual    2.75%    February 12, 2010 June 30, 2018
     Class Y Shares                                   Contractual    1.75%    February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
     Class A Shares                                   Contractual    2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.75%      July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.75%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.75%      July 1, 2012    June 30, 2018

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual    1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

Invesco Intermediate Term Municipal Income Fund
     Class A Shares                                   Contractual    0.84%      July 1, 2016    June 30, 2018
     Class B Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class C Shares                                   Contractual    1.59%      July 1, 2016    June 30, 2018
     Class R6 Shares                                  Contractual    0.59%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    0.59%      July 1, 2016    June 30, 2018

Invesco Municipal Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2013    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2013    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2013    June 30, 2018
     Investor Class                                   Contractual    1.50%      July 15, 2013   June 30, 2018

Invesco New York Tax Free Income Fund
     Class A Shares                                   Contractual    1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual    2.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual    1.25%      April 4, 2017   June 30, 2018
     Class Y Shares                                   Contractual    1.25%      July 1, 2012    June 30, 2018

See page 18 for footnotes to Exhibit A.


                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Limited Term Municipal Income Fund
     Class A Shares                                    Contractual    1.50%      July 1, 2012      June 30, 2018
     Class A2 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual    2.25%      June 30, 2013     June 30, 2018
     Class R5 Shares                                   Contractual    1.25%      July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual    1.25%      April 4, 2017     June 30, 2018
     Class Y Shares                                    Contractual    1.25%      July 1, 2012      June 30, 2018

                                          INVESCO MANAGEMENT TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
     Institutional Class                               Contractual    0.30%     January 1, 2018  December 31, 2018

                                          INVESCO SECURITIES TRUST

                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                   ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund       Contractual    0.94%     January 1, 2017  February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS /1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ----------------- -----------------

Invesco Government & Agency Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Liquid Assets Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.38%      June 1, 2016    December 31, 2018

Invesco STIC Prime Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
     Cash Management Class                       Contractual    0.28%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.23%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.20%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.75%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.45%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.07%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.36%      June 1, 2016    December 31, 2018

Invesco Treasury Obligations Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.43%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

Invesco Treasury Portfolio
     Cash Management Class                       Contractual    0.26%      June 1, 2016    December 31, 2018
     Corporate Class                             Contractual    0.21%      June 1, 2016    December 31, 2018
     Institutional Class                         Contractual    0.18%      June 1, 2016    December 31, 2018
     Personal Investment Class                   Contractual    0.73%      June 1, 2016    December 31, 2018
     Private Investment Class                    Contractual    0.48%      June 1, 2016    December 31, 2018
     Reserve Class                               Contractual    1.05%      June 1, 2016    December 31, 2018
     Resource Class                              Contractual    0.34%      June 1, 2016    December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                    CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
     Series I Shares                                Contractual         2.00%           July 1, 2014    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
     Series I Shares                                Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2019
     Series II Shares                               Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2019

Invesco V.I. Comstock Fund
     Series I Shares                                Contractual         0.78%           May 1, 2013     April 30, 2019
     Series II Shares                               Contractual         1.03%           May 1, 2013     April 30, 2019

Invesco V.I. Core Equity Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
     Series I Shares                                Contractual         0.61%          April 30, 2015   April 30, 2019
     Series II Shares                               Contractual         0.86%          April 30, 2015   April 30, 2019

Invesco V.I. Diversified Dividend Fund
     Series I Shares                                Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
     Series I Shares                                Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
     Series I Shares                                Contractual         1.50%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
     Series I Shares                                Contractual         2.25%           July 1, 2012    June 30, 2018
     Series II Shares                               Contractual         2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
     Series I Shares                                Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                               Contractual         2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                            ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
     Series I Shares                            Contractual    1.50%      May 1, 2013     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
     Series I Shares                            Contractual    0.78%      May 1. 2013     April 30, 2019
     Series II Shares                           Contractual    1.03%      May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
     Series I Shares                            Contractual    1.50%      May 1, 2014     June 30, 2018
     Series II Shares                           Contractual    1.75%      May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
     Series I Shares                            Contractual    2.25%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.50%      July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
     Series I Shares                            Contractual    2.00%      May 1, 2015     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
     Series I Shares                            Contractual    2.00%      July 1, 2014    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
     Series I Shares                            Contractual    2.00%      July 1, 2012    June 30, 2018
     Series II Shares                           Contractual    2.25%      July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
     Series I Shares                            Contractual    2.00%      May 1. 2013     June 30, 2018
     Series II Shares                           Contractual    2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.